THE MUNDER FUNDS TRUST
THE MUNDER FUNDS, INC.
Schedule of Computation
(Exhibit 16)



1.	Yield for the seven-day period ended June 30, 1996:
		Formula:  (Base period return/1) x 365/7 = Yield

	Munder Cash Investment Fund
		Class Y Shares:  (.000927432/1) x 365/7 = 4.84%
		Class K Shares:  (.000898744/1) x 365/7 = 4.69%
		Class A Shares:  (.000879619/1) x 365/7 = 4.59%

	Munder Tax-Free Money Market Fund
		Class Y Shares:  (.000540403/1) x 366/7 = 2.83%
		Class K Shares:  (.000511732/1) x 366/7 = 2.68%
		Class A Shares:  (.000492619/1) x 366/7 = 2.58%

	Munder U.S. Treasury Money Market Fund
		Class Y Shares:  (.000901167/1) x 365/7 = 4.70%
		Class K Shares:  (.000872837/1) x 365/7 = 4.55%
		Class A Shares:  (.000853714/1) x 365/7 = 4.45%

	Munder Money Market Fund
		Class Y Shares:  (.000923272/1) x 365/7 = 4.81%
		Class A Shares:  (.000875363/1) x 365/7 = 4.56%
		Class B Shares:  (.000731913/1) x 365/7 = 3.82%


2.	Effective yield for the seven-day period ended June 30,
1996:
		Formula:  (1 + base period return)365/7 - 1 =
Effective Yield

	Munder Cash Investment Fund
		Class Y Shares:  (1 + .000927432)365/7 - 1 = 4.94%
		Class K Shares:  (1 + .000898744)365/7 - 1 = 4.79%
		Class A Shares:  (1 + .000879619)365/7 - 1 = 4.68%

	Munder Tax-Free Money Market Fund
		Class Y Shares:  (1 + .000540403)365/7 - 1 = 2.86%
		Class K Shares:  (1 + .000511732)365/7 - 1 = 2.71%
		Class A Shares:  (1 + .000492619)365/7 - 1 = 2.61%

	Munder U.S. Treasury Money Market Fund
		Class Y Shares:  (1 + .000901167)365/7 - 1 = 4.80%
		Class K Shares:  (1 + .000872837)365/7 - 1 = 4.65%
		Class A Shares:  (1 + .000853714)365/7 - 1 = 4.54%

	Munder Money Market Fund
		Class Y Shares:  (1 + .000923272)365/7 - 1 = 4.92%
		Class A Shares:  (1 + .000875363)365/7 - 1 = 4.66%
		Class B Shares:  (1 + .000731913)365/7 - 1 = 3.88%




3.	Tax-Equivalent Yield for the seven-day period ended June 30,
1996:
		Formula:  (7-day yield) / (1 - stated tax rate) = Tax-
Equivalent Yield
		(31% Stated Tax Rate)

	Munder Tax-Free Money Market Fund
		Class Y Shares:  (2.83%) / (1 - 31%) = 4.10%
		Class K Shares:  (2.68%) / (1 - 31%) = 3.88%
		Class A Shares:  (2.58%) / (1 - 31%) = 3.74%


4.	30-Day SEC Yield for the period ended June 30, 1996 (with
waivers):
		Formula: 2*(((A - B + 1)/(C*D)) + 1)^6 - 1)
			    A = interest earned during the period
			    B = expenses accrued during the period
			    C = average fund shares outstanding during
the period
			    D = maximum offering price per share on the
last day of the period

	Michigan Triple Tax-Free Bond Fund
		Class A Shares: 2*(((2,117.73 - 192.56 +
1)/(47,941.57*9.74)) + 1)^6 - 1 = 5.00%
		Class B Shares: 2*(((1,182.08 - 259.57 +
1)/(26,760.00*9.35)) + 1)^6 - 1 = 4.47%
		Class K Shares: 2*(((139,592.48 - 12,688.21 +
1)/(3,160,114.83*9.34)) + 1)^6 - 1 = 5.22%
		Class Y Shares: 2*(((962.57 - 46.27 +
1)/(21,790.85*9.35)) + 1)^6 - 1 = 5.46%


5.	30-Day SEC Yield for the period ended June 30, 1996 (without waivers):
		Formula: 2*(((A - B + 1)/(C*D)) + 1)^6 - 1)
			    A = interest earned during the period
			    B = expenses accrued during the period
			    C = average fund shares outstanding during
the period
			    D = maximum offering price per share on the
last day of the period

	Bond Fund
		Class A Shares: 2*(((4,924.53 - 700.24 +
1)/(94,007.86*9.93)) + 1)^6 - 1) = 5.49%
		Class B Shares: 2*(((1,577.98 - 399.62 +
1)/(30,123.20*9.53)) + 1)^6 - 1) = 4.98%
		Class C Shares: 2*(((280.79 - 71.01 +
1)/(5,360.14*9.52)) + 1)^6 - 1) = 4.98%
		Class K Shares: 2*(((176,484.25 - 25,092.31 +
1)/(3,369,034.65*9.53)) + 1)^6 - 1) = 5.73%
		Class Y Shares: 2*(((613,707.63 - 64,534.18 +
1)/(11,715,505.73*9.53)) + 1)^6 - 1) = 5.98%

	Intermediate Bond Fund
		Class A Shares: 2*(((29,505.74 - 4,050.28 +
1)/(573,410.06*9.70)) + 1)^6 - 1) = 5.56%
		Class B Shares: 2*(((455.39 - 112.87 +
1)/(8,849.94*9.30)) + 1)^6 - 1) = 5.05%
		Class C Shares: 2*(((285.13 - 70.55 +
1)/(5,541.08*9.31)) + 1)^6 - 1) = 5.04%
		Class K Shares: 2*(((2,050,138.06 - 281,347.26 +
1)/(39,842,076.91*9.31)) + 1)^6 - 1) = 5.79%
		Class Y Shares: 2*(((996,499.17 - 99,991.51 +
1)/(19,365,816.12*9.31)) + 1)^6 - 1) = 6.04%

	U.S. Government Income Fund
		Class A Shares: 2*(((1,335.04 - 178.60 +
1)/(22,907.15*10.40)) + 1)^6 - 1) = 5.90%
		Class B Shares: 2*(((3,171.87 - 755.86 +
1)/(54,424.49*9.98)) + 1)^6 - 1) = 5.40%
		Class K Shares: 2*(((925,659.35 - 123,877.00 +
1)/(15,882,891.20*9.98)) + 1)^6 - 1) = 6.15%
		Class Y Shares: 2*(((271,721.83 - 26,892.93 +
1)/(4,662,328.85*9.98)) + 1)^6 - 1) = 6.40%

	Michigan Triple Tax-Free Bond Fund
	Formula:  SEC Yield (with waivers) - Amount Waived of
Advisory Fees = SEC Yield (without waivers)
		Class A Shares: 5.00 - 0.50 = 4.50%
		Class B Shares: 4.47 - 0.50 = 3.97%
		Class K Shares: 5.22 - 0.50 = 4.72%
		Class Y Shares: 5.46 - 0.50 = 4.96%

	Tax-Free Bond Fund
		Class A Shares: 2*(((6,552.62 - 1,100.47 +
1)/(138,030.91*10.76)) + 1)^6 - 1) = 4.45%
		Class B Shares: 2*(((22.75 - 6.95 + 1)/(479.20*10.34))
+ 1)^6 - 1) = 3.86%
		Class K Shares: 2*(((905,350.03 - 152,256.87 +
1)/(19,071,190.75*10.35)) + 1)^6 - 1) = 4.62%
		Class Y Shares: 2*(((7,914.87 - 979.47 +
1)/(166,726.74*10.34)) + 1)^6 - 1) = 4.88%

	Tax-Free Intermediate Bond Fund
		Class A Shares: 2*(((20,481.86 - 3,893.55 +
1)/(495,333.72*10.77)) + 1)^6 - 1) = 3.76%
		Class B Shares: 2*(((199.67 - 68.47 +
1)/(4,828.77*10.34)) + 1)^6 - 1) = 3.17%
		Class K Shares: 2*(((1,336,743.19 - 254,132.28 +
1)/(32,327,822.40*10.34)) + 1)^6 - 1)= 3.92%
		Class Y Shares: 2*(((19,828.26 - 2,754.51 +
1)/(479,526.95*10.34)) + 1)^6 - 1) = 4.17%


6.	Tax-Equivalent Yield for the period ended June 30, 1996
(with waivers):
		Formula: (SEC Yield with waivers) / (1 - Tax Rate + Michigan Tax Rate) = Tax-Equivalent Yield
		(31% Tax Rate; 4% Michigan Tax Rate)

	Michigan Triple Tax-Free Bond Fund
		Class A Shares: (5.00) / (1 - .31 + .04) = 7.69%
		Class B Shares: (4.47) / (1 - .31 + .04) = 6.88%
		Class K Shares: (5.22) / (1 - .31 + .04) = 8.03%
		Class Y Shares: (5.46) / (1 - .31 + .04) = 8.40%


7.	Tax-Equivalent Yield for the period ended June 30, 1996
(without waivers):
		Formula:  (SEC Yield) / (1- Tax Rate) = Tax-Equivalent
Yield
		(31% Tax Rate)

	Michigan Triple Tax-Free Bond Fund (Michigan Tax Rate = 4%)
	Formula: (SEC Yield) / (1 - Tax Rate + Michigan Tax Rate)
		Class A Shares:  (4.50%) / (1 - .31 + .04) = 6.92%
		Class B Shares:  (3.97%) / (1 - .31 + .04) = 6.11%
		Class K Shares:  (4.72%) / (1 - .31 + .04) = 7.26%
		Class Y Shares:  (4.96%) / (1 - .31 + .04) = 7.63%

	Tax-Free Bond Fund
		Class A Shares:  (4.45%) / (1 - .31) = 6.45%
		Class B Shares:  (3.86%) / (1 - .31) = 5.59%
		Class K Shares:  (4.62%) / (1 - .31) = 6.70%
		Class Y Shares:  (4.88%) / (1 - .31) = 7.07%

	Tax-Free Intermediate Bond Fund
		Class A Shares:  (3.76%) / (1 - .31) = 5.45%
		Class B Shares:  (3.17%) / (1 - .31) = 4.59%
		Class K Shares:  (3.92%) / (1 - .31) = 5.68%
		Class Y Shares:  (4.17%) / (1 - .31) = 6.04%


8.	Average Annual Total Return for the 12 month period ended
June 30, 1996 (without sales charge):
		Formula:  (ERV/P)^1 - 1		also:  (ERV)^1/n - 1
							               P
				ERV = Ending redeemable value assuming
redemption of the last day
					of the period.
				P = The initial hypothetical investment of
$1000
				N = Period covered by the computation,
expressed in years

	Multi-Season Growth Fund
		Class A Shares:	(	1,275.60	)	^	1.00
	-	1	= 27.56%
					1,000.00
  		Class B Shares:	(	1,266.60	)	^    	1.00
	-	1	= 26.66%
					1,000.00
		Class C Shares:	(	1,266.40	)	^ 	1.00
	-	1	= 26.64%
					1,000.00
		Class K Shares:	(	1,275.60	)	^	1.00
	-	1	= 27.56%
					1,000.00
		Class Y Shares:	(	1,278.50	)	^	1.00
	-	1	= 27.85%
					1,000.00

	Real Estate Equity Investment Fund
		Class A Shares:	(	1,159.20	) 	^	1.00
	-	1	= 15.92%
					1,000.00
		Class B Shares:	(	1,150.50	)	^	1.00
	-	1	= 15.05%
					1,000.00
		Class Y Shares:	(	1,162.00	)	^	1.00
	-	1	= 16.20%
					1,000.00

	Accelerating Growth Fund
		Class A Shares:	(	1,220.30	)	^	1.00
	-	1	= 22.03%
					1,000.00
		Class B Shares: 	(	1,210.50	)	^	1.00
	-	1	= 21.05%
					1,000.00
		Class K Shares:	(	1,220.30	)	^	1.00
	-	1	= 22.03%
					1,000.00
		Class Y Shares:	(	1,223.10	)	^	1.00
	-	1	= 22.31%
					1,000.00

	Small Company Growth Fund
		Class A Shares:	(  	1,482.80	)	^	1.00
	-	1	= 48.28%
					1,000.00
		Class B Shares:	(	1,472.60	)	^	1.00
	-	1	= 47.26%
					1,000.00
		Class K Shares:	(	1,482.80	)	^	1.00
	-	1	= 48.28%
					1,000.00
		Class Y Shares:	(	1,486.50	)	^	1.00
	-	1	= 48.65%
					1,000.00

	International Equity Fund
		Class A Shares:	(	1,133.70	)	^	1.00
	-	1	= 13.37%
					1,000.00
		Class B Shares:	(	1,125.30	)	^	1.00
	-	1	= 12.53%
					1,000.00
		Class K Shares:	(	1,132.90	)	^	1.00
	-	1	= 13.29%
					1,000.00
		Class Y Shares:	(	1,136.30	)	^	1.00
	-	1	= 13.63%
					1,000.00

	Index 500 Fund
		Class A Shares:	(	1,255.10	)	^	1.00
	-	1	= 25.51%
					1,000.00
		Class K Shares:	(	1,253.70	)	^	1.00
	-	1	= 25.37%
					1,000.00

		Class Y Shares:	(	1,256.10	)	^	1.00
	-	1	= 25.61%
					1,000.00

	Growth & Income Fund
		Class A Shares:	(	1,209.00	)	^	1.00
	-	1	= 20.90%
					1,000.00
		Class B Shares:	(	1,200.90	)	^	1.00
	-	1	= 20.09%
					1,000.00
		Class K Shares:	(	1,209.70	)	^	1.00
	-	1	= 20.97%
					1,000.00
		Class Y Shares:	(	1,212.60	)	^	1.00
	-	1	= 21.26%
					1,000.00

	Balanced Fund
		Class A Shares:	(	1,170.60	)	^	1.00
	-	1	= 17.06%
					1,000.00
		Class B Shares:	(	1,162.40	)	^	1.00
	-	1	= 16.24%
					1,000.00
		Class K Shares:	(	1,171.70	)	^	1.00
	-	1	= 17.17%
					1,000.00
		Class Y Shares:	(	1,173.50	)	^	1.00
	-	1	= 17.35%
					1,000.00

	Bond Fund
		Class A Shares:	(	1,042.40	)	^	1.00
	-	1 = 4.24%
					1,000.00
		Class K Shares:	(	1,043.50	)	^	1.00
	-	1	= 4.35%
					1,000.00
		Class Y Shares:	(	1,045.00	)	^	1.00
	-	1	= 4.50%
					1,000.00

	Intermediate Bond Fund
		Class A Shares:	(	1,039.20	)	^	1.00
	-	1	= 3.92%
					1,000.00
		Class B Shares:	(	1,032.20	)	^	1.00
	-	1	= 3.22%
					1,000.00
		Class K Shares:	(	1,040.40	)	^	1.00
	-	1	= 4.04%
					1,000.00
		Class Y Shares:	(	1,042.90	)	^	1.00
	-	1	= 4.29%
					1,000.00

	U.S. Government Income Fund
		Class A Shares:	(	1,043.40	)	^ 	1.00
	-	1 = 4.34%
					1,000.00
		Class K Shares:	(	1,043.20	)	^	1.00
	-	1	= 4.32%
					1,000.00
		Class Y Shares:	(	1,045.80	)	^	1.00
	-	1	= 4.58%
					1,000.00

	Michigan Triple Tax- Free Bond Fund
		Class A Shares:	(	1,052.50	)	^	1.00
	-	1	= 5.25%
					1,000.00

		Class B Shares:	(	1,044.60	)	^	1.00
	-	1	= 4.46%
					1,000.00
		Class K Shares:	(	1,051.40	)	^	1.00
	-	1	= 5.14%
					1,000.00
		Class Y Shares:	(	1,055.10	)	^	1.00
	-	1	= 5.51%
					1,000.00

	Tax-Free Bond Fund
		Class B Shares:	(	1,043.60	)	^	1.00
	-	1	= 4.36%
					1,000.00
		Class K Shares:	(	1,051.20	)	^	1.00
	-	1	= 5.12%
					1,000.00
		Class Y Shares:	(	1,053.80	)	^	1.00
	-	1	= 5.38%
					1,000.00

	Tax-Free Intermediate Bond Fund
		Class A Shares:	(	1,037.90	)	^	1.00
	-	1	= 3.79%
					1,000.00
		Class K Shares:	(	1,036.90	)	^	1.00
	-	1	= 3.69%
					1,000.00
		Class Y Shares:	(	1,039.50	)	^	1.00
	-	1	= 3.95%
					1,000.00


9.	Average Annual Total Return since inception through June 30,
1996 (without sales charge):
		Formula:  ((ERV/P)^(1/N)) - 1
			N = Number of year and portion of a year
			ERV = Ending redeemable value assuming
redemption of the last day of the period.
			P = The initial hypothetical investment of $1000


	Multi-Season Growth Fund
		Class A Shares (8/4/93):  (	1,514.90	) 	^
	0.34	-	1	= 15.36%
				1,000.00
		Class B Shares (4/29/93):  (	1,507.01	)	^
	0.32		-	1	= 13.80%
				1,000.00
		Class C Shares (9/20/93):  (	1,479.42	)	^
	0.36		-	1	= 15.14%
				1,000.00
		Class K Shares (6/23/95):  (	1,257.46	)	^
	0.98		-	1	= 25.13%
				1,000.00
		Class Y Shares (8/16/93):  (	1,522.12	)	^
	0.35		-	1	= 15.74%
				1,000.00


	Real Estate Equity Investment Fund
		Class A Shares (9/30/94):  (	1,210.70	)	^
	0.57		-	1	= 11.54%
				1,000.00
		Class B Shares (10/3/94):  (	1,194.91	)	^
	0.57		-	1	= 10.76%
				1,000.00
		Class C Shares (1/5/96):  (	1,029.04	)	^
	2.06		-	1	= 6.08%*
				1,000.00
		Class Y Shares (10/3/94):  (	1,216.04	)	^
	0.57		-	1	= 11.88%
				1,000.00

	Accelerating Growth Fund
		Class A Shares (11/23/92):  (	1,653.51	)	^
	0.28		-	1	= 14.98%
				1,000.00
		Class B Shares (4/25/94):  (	1,420.26	)	^
	0.46		-	1	= 17.43%
				1,000.00
		Class C Shares (9/26/95):  (	1,076.93	)	^
	1.31		-	1	= 10.22%*
				1,000.00
		Class K Shares (11/23/92):  (	1,653.51	)	^
	0.28		-	1	= 14.98%
				1,000.00
		Class Y Shares (12/1/91):  (	1,966.66	)	^
	0.22		-	1	= 15.90%
				1,000.00

	Small Company Growth Fund
		Class A Shares (11/23/92):  (	1,876.54	)	^
	0.28		-	1	= 19.09%
				1,000.00
		Class B Shares (4/28/94):  (	1,650.97	)	^
	1.00		-	1	= 25.92%
				1,000.00
		Class C Shares (9/26/95):  (	1,235.26	)	^
	1.00		-	1	= 31.97%*
				1,000.00
		Class K Shares (11/23/92):  (	1,876.54	)	^
	1.00		-	1	= 19.09%
				1,000.00
		Class Y Shares (12/1/91):  (	2,337.38	)	^
	1.00		-	1	= 20.35%
				1,000.00

	Mid-Cap Growth Fund
		Class A Shares (12/22/95):  (  	1,048.99	)
	^	1.00		-	1	= 9.57%*
				1,000.00
		Class B Shares (1/26/96):  (	1,037.84	)	^
	2.34		-	1	= 9.08%*
				1,000.00
		Class C Shares (11/9/95):  (	1,067.15	)	^
	1.56		-	1	= 10.67%*
				1,000.00
		Class K Shares (10/2/95):  (	1,072.01	)	^
	1.34		-	1	= 9.78%*
				1,000.00
		Class Y Shares (8/14/95):  (	1,137.70	)	^
	1.14		-	1	= 15.80%*
				1,000.00

	International Equity Fund
		Class A Shares (11/30/92):  (	1,461.97	)	^
	0.28		-	1	= 11.18%
				1,000.00
		Class B Shares (3/9/94):  (	1,122.88	)	^
	0.43		-	1	= 5.14%
				1,000.00
		Class C Shares (9/29/95):  (	1,052.74	)	^
	1.33		-	1	= 7.06%*
				1,000.00
		Class K Shares (11/23/92):  (	1,481.63	)	^
	0.28		-	1	= 11.53%
				1,000.00
		Class Y Shares (12/1/91):  (	1,562.73	)	^
	0.22		-	1	= 10.23%
				1,000.00

	Index 500 Fund
		Class A Shares (12/9/92):  (	1,666.43	)	^
	0.28		-	1	= 15.43%
				1,000.00
		Class B Shares (11/1/95):(	1,106.62	)	^
	1.51		-	1	= 16.51%*
				1,000.00
		Class K Shares (12/7/92):  (	1,666.19	)	^
	0.28		-	1	= 15.40%
				1,000.00
		Class Y Shares (12/1/91):  (	1,993.25	)	^
	0.22		-	1	= 16.24%
				1,000.00

	Growth & Income Fund
		Class A Shares (8/8/94):  (	1,376.98	)	^
	0.53		-  	1	= 18.38%
				1,000.00
		Class B Shares (8/9/94):  (	1,358.79	)	^
	0.53		-	1	= 17.58%
				1,000.00
		Class C Shares (12/5/95):  (	1,031.37	)	^
	1.75		-	1	= 5.57%*
				1,000.00
		Class K Shares (7/5/94):  (	1,391.99	)	^
	0.50		-	1	= 18.09%
				1,000.00
		Class Y Shares (7/5/94):  (	1,397.85	)	^
	0.50		-	1	= 18.34%
				1,000.00

	Value Fund
		Class A Shares (9/14/95):  (	1,093.83	)	^
	1.26		-	1	= 11.95%*
				1,000.00
		Class B Shares (9/19/95):  (	1,085.59	)	^
	1.28		-	1	= 11.09%*
				1,000.00
		Class C Shares (2/9/96):  (	1,007.35	)	^
	2.57		-	1	= 1.90%*
				1,000.00
		Class K Shares (11/30/95):  (	1,042.14	)	^
	1.71		-	1	= 7.33%*
				1,000.00
		Class Y Shares (8/18/95):  (	1,142.01	)	^
	1.15		-	1	= 16.52%*
				1,000.00

	Balanced Fund
		Class A Shares (4/30/93):  (	1,332.56	)	^
	0.32		-	1	= 9.48%
				1,000.00
		Class B Shares (6/21/94):  (	1,327.81	)	^
	0.49		-	1	= 15.01%
				1,000.00
		Class C Shares (1/24/96):  (	1,026.38	)	^
	2.31		-	1	= 6.20%*
				1,000.00
		Class K Shares (4/16/93):  (	1,319.64	)	^
	0.31		-	1	= 9.03%
				1,000.00
		Class Y Shares (4/13/93):  (	1,322.14	)	^
	0.31		-	1	= 9.07%
				1,000.00

	Bond Fund
		Class A Shares (12/9/92):  (	1,237.48	)	^
	0.28		-	1	= 6.17%
				1,000.00
		Class B Shares (3/13/96):  (	1,000.66	)	^
	3.35		-	1	= 0.22%*
				1,000.00
		Class C Shares (3/25/96):  (	   998.70	)	^
	3.76		-	1	= (0.49)%*
				1,000.00
		Class K Shares (11/23/92):  (	1,238.21	)	^
	0.28		-	1	= 6.11%
				1,000.00
		Class Y Shares (12/1/91):  (	1,297.69	)	^
	0.22		-	1	= 5.85%
				1,000.00

	Intermediate Bond Fund
		Class A Shares (11/24/92):  (	1,187.12	)	^
	0.28		-	1	= 4.88%
				1,000.00
		Class B Shares (10/25/94):  (	1,117.55	)	^
	0.59		-	1	= 6.83%
				1,000.00
		Class C Shares (4/19/96):  (	1,000.77	)	^
	5.07		-	1	= 0.39%*
				1,000.00
		Class K Shares (11/20/92):  (	1,187.33	)	^
	0.28		-	1	= 4.87%
				1,000.00
		Class Y Shares (12/1/91):  (	1,289.29	)	^
	0.22		-	1	= 5.70%
				1,000.00

	U.S. Government Income Fund
		Class A Shares (7/28/94):  (	1,149.67	)	^
	0.52		-	1	= 7.51%
				1,000.00
		Class B Shares (9/6/95):  (	1,019.71	)	^
	1.22		-	1	= 2.42%*
				1,000.00
		Class K Shares (7/5/94):  (	1,152.79	)	^
	0.50		-	1	= 7.41%
				1,000.00
		Class Y Shares (7/5/94):  (	1,158.34	)	^
	0.50		-	1	= 7.67%
				1,000.00

	Michigan Triple Tax- Free Bond Fund
		Class A Shares (2/15/94):  (	1,058.86	)	^
	0.42		-	1	= 2.44%
				1,000.00
		Class B Shares (7/5/94):  (	1,112.58	)	^
	0.50		-	1	= 5.51%
				1,000.00
		Class K Shares (1/3/94):  (	1,052.61	)	^
	0.40		-	1	= 2.08%
				1,000.00
		Class Y Shares (1/3/94):  (	1,060.07	)	^
	0.40		-	1	= 2.37%
				1,000.00

	Tax-Free Bond Fund
		Class A Shares (10/9/95):  (	1,013.54	)	^
	1.38		-	1	= 1.87%*
				1,000.00
		Class B Shares (12/6/94):  (	1,130.64	)	^
	0.64		-	1	= 8.15%
				1,000.00
		Class K Shares (7/5/94):  (	1,134.08	)	^
	0.50		-	1	= 6.53%
				1,000.00
		Class Y Shares (7/21/94):  (	1,131.76	)	^
	0.51		-	1	= 6.57%
				1,000.00

	Tax-Free Intermediate Bond Fund
		Class A Shares (11/30/92):  (	1,166.05	)	^
	0.28		-  	1	= 4.38%
				1,000.00
		Class B Shares (5/16/96):  (	1,000.48	)	^
	8.11		-	1	= 0.39%*
				1,000.00
		Class K Shares (2/9/87):  (	1,674.39	)	^
	0.11		-	1	= 5.64%
				1,000.00
		Class Y Shares (12/17/92):  (	1,170.84	)	^
	0.28		-	1	= 4.56%
				1,000.00


10.	Average Annual Total Return for the 12 month period ended
June 30, 1996 (with sales charge):
		Formula:	(Load Adjusted ERV/P)^1 - 1
ERV = Ending redeemable value assuming redemption of the last day of the period and deduction of any applicable sales charge.
P = The initial hypothetical investment of $1000.

	Multi-Season Growth Fund
		Class A Shares: 	(	1,205.40	)	^	1.00
	-	1	= 20.54%
					1,000,00
		Class B Shares:	(	1,216.60	)	^	1.00
	-	1	= 21.66%
					1,000.00
		Class C Shares:	(	1,256.40	)	^	1.00
	-	1	= 25.64%
					1,000.00

	Real Estate Equity Investment Fund
		Class A Shares:	(	1,095.40	)	^	1.00
	-	1	= 9.54%
					1,000.00
		Class B Shares:	(	1,100.50	)	^	1.00
	-	1	= 10.05%
					1,000.00

	Accelerating Growth Fund
		Class A Shares:	(	1,153.20	)	^  	1.00
	-	1	= 15.32%
					1,000.00
		Class B Shares:	(  	1,160.50	)	^	1.00
	-	1	= 16.05%
					1,000.00

	Small Company Growth Fund
		Class A Shares:	(	1,401.20  	)	^	1.00
	-	1	= 40.12%
					1,000.00
		Class B Shares:	(	1,422.60  	)	^	1.00
	-	1	= 42.26%
					1,000.00

	International Equity Fund
		Class A Shares:	(	1,071.30  	)	^	1.00
	-	1	= 7.13%
					1,000.00
		Class B Shares:	(  	1,075.30	)	^	1.00
	-	1	= 7.53%
					1,000.00

	Index 500 Fund
		Class A Shares:	(  	1,223.80	)	^	1.00
	-	1	= 22.38%
					1,000.00

	Growth & Income Fund
		Class A Shares:	(	1,142.50  	)	^	1.00
	-	1	= 14.25%
					1,000.00
		Class B Shares:	(  	1,150.90	)	^	1.00
	-	1	= 15.09%
					1,000.00

	Balanced Fund
		Class A Shares:	(	1,106.20  	)	^	1.00
	-	1	= 10.62%
					1,000.00
		Class B Shares:	(  	1,112.40	)	^	1.00
	-	1	= 11.24%
					1,000.00

	Bond Fund
		Class A Shares:	(  	1,000.70	)	^	1.00
	-	1	= 0.07%
					1,000.00

	Intermediate Bond Fund
		Class A Shares:	(  	   997.70	)	^	1.00
	-	1	= (0.23)%
					1,000.00
		Class B Shares:	(	   983.30   	)	^
	1.00	-	1	= (1.67)%
					1,000.00

	U.S. Government Income Fund
		Class A Shares:	(  	1,001.60	)	^	1.00
	-	1	= 0.16%
					1,000.00

	Michigan Triple Tax- Free Bond Fund
		Class A Shares:	(	1,010.40  	)	^	1.00
	-	1	= 1.04%
					1,000.00
		Class B Shares:	(  	   994.60	)	^	1.00
	-	1	= (0.54)%
					1,000.00

	Tax-Free Bond Fund
		Class B Shares:	(  	   993.60	)	^	1.00
	-	1	= (0.64)%
					1,000.00

	Tax-Free Intermediate Bond Fund
		Class A Shares:	(  	   996.40	)	^	1.00
	-	1	= (0.36)%
					1,000.00



11.	Average Annual Total Return since inception through June 30,
1996 (with sales charge):
		Formula:	((Load Adjusted ERV/P)^(1/N)) - 1
N = Number of years and portion of a year.
ERV = Ending redeemable value assuming redemption of the last day of the period and deduction of any applicable sales charge.
P = The initial hypothetical investment of $1000


	Multi-Season Growth Fund
		Class A Shares (8/4/93):  ( 	1,431.34	)	^
	0.34		-	1	= 13.13%
				1,000.00
		Class B Shares (4/29/93):  (	1,476.97	)	^
	0.32		-	1	= 13.08%
				1,000.00
		Class C Shares (9/20/93):  (	1,479.42	)	^
	0.36		-	1	= 15.14%
				1,000.00

	Real Estate Equity Investment Fund
		Class A Shares (9/30/94):  (	1,144.23	)	^
	0.57		-	1	= 8.00%
				1,000.00
		Class B Shares (10/3/94):  (	1,154.97	)	^
	0.57		-	1	= 8.62%
				1,000.00
		Class C Shares (1/5/96):  (	1,024.32	)	^
	2.06		-	1	= 5.08%*
				1,000.00

	Accelerating Growth Fund
		Class A Shares (11/23/92):  (  	1,562.63	)
	^	0.28		-	1	= 13.19%
				1,000.00
		Class B Shares (4/25/94):  (	1,390.32	)	^
	0.46		-	1	= 16.29%
				1,000.00
		Class C Shares (9/26/95):  (	1,069.93	)	^
	1.31		-	1	= 9.28%*
				1,000.00

	Small Company Growth Fund
		Class A Shares (11/23/92):  (	1,773.08	)	^
	0.28		-	1	= 17.23%
				1,000.00
		Class B Shares (4/28/94):  (	1,620.89	)	^
	1.00		-	1	= 24.86%
				1,000.00
		Class C Shares (9/26/95):  (	1,228.13	)	^
	1.00		-	1	= 30.97%*
				1,000.00

	Mid-Cap Growth Fund
		Class A Shares (12/22/95):  (  	1,018.42	)
	^	1.00		-	1	= 3.55%*
				1,000.00
		Class B Shares (1/26/96):  (	1,017.24	)	^
	2.34		-	1	= 4.08%*
				1,000.00
		Class C Shares (11/9/95):  (	1,060.96	)	^
	1.56		-	1	= 9.67%*
				1,000.00

	International Equity Fund
		Class A Shares (11/30/92):  (  	1,381.62	)
	^	0.28		-	1	= 9.44%
				1,000.00
		Class B Shares (3/9/94):  (	1,092.74	)	^
	0.43		-	1	= 3.91%
				1,000.00
		Class C Shares (9/29/95):  (	1,045.32	)	^
	1.33		-	1	= 6.06%*
				1,000.00



	Index 500 Fund
		Class A Shares (12/9/92):  (	1,624.68	)	^
	0.28		-	1	= 14.61%
				1,000.00
		Class B Shares (11/1/95):  (	1,087.65	)	^
	1.51		-	1	= 13.51%*
				1,000.00

	Growth & Income Fund
		Class A Shares (8/8/94):  ( 	1,301.25	)	^
	0.53		-	1	= 14.90%
				1,000.00
		Class B Shares (8/9/94):  (	1,318.81	)	^
	0.53		-	1	= 15.74%
				1,000.00
		Class C Shares (12/5/95):  (  	1,025.79	)
	^	1.75		-	1	= 4.57%*
				1,000.00

	Value Fund
		Class A Shares (9/14/95):  (	1,045.74	)	^
	1.26		-	1	= 5.79%*
				1,000.00
		Class B Shares (9/19/95):  (	1,047.24	)	^
	1.28		-	1	= 6.09%*
				1,000.00
		Class C Shares (2/9/96):  (	1,003.49	)  	^
	2.57		-	1	= 0.90%*
				1,000.00

	Balanced Fund
		Class A Shares (4/30/93):  (	1,259.51	)	^
	0.32		-	1	= 7.55%
				1,000.00
		Class B Shares (6/21/94):  (	1,297.79	)	^
	0.49		-	1	= 13.72%
				1,000.00
		Class C Shares (1/24/96):  (	1,022.19	)	^
	2.31		-	1	= 5.20%*
				1,000.00

	Bond Fund
		Class A Shares (12/9/92):  (	1,188.01	)	^
	0.28		-	1	= 4.96%
				1,000.00
		Class B Shares (3/13/96):  (	   985.73	)	^
	3.35		-	1	= (4.70)%*
				1,000.00
		Class C Shares (3/25/96):  (	   996.02	)	^
	3.76		-	1	= (1.49)%*
				1,000.00

	Intermediate Bond Fund
		Class A Shares (11/24/92):  (	1,139.73	)	^
	0.28		-	1	= 3.70%
				1,000.00
		Class B Shares (10/25/94):  (  	1,077.55	)
	^	0.59		-	1	= 4.54%
				1,000.00
		Class C Shares (4/19/96):  (	   998.79	)	^
	5.07		-	1	= (0.61)%*
				1,000.00

	U.S. Government Income Fund
		Class A Shares (7/28/94):  (	1,103.77	)	^
	0.52		-	1 	= 5.26%
				1,000.00
		Class B Shares (9/6/95):  (	   980.20	)	^
	1.22		-	1	= (2.42)%*
				1,000.00

	Michigan Triple Tax- Free Bond Fund
		Class A Shares (2/15/94):  (	1,016.69	)	^
	0.42		-	1	= 0.70%
				1,000.00
		Class B Shares (7/5/94):  (	1,072.47	)	^
	0.50		-	1	= 3.58%
				1,000.00

	Tax-Free Bond Fund
		Class A Shares (10/9/95):  (	   983.98	)	^
	1.38		-	1	= (2.20)%*
				1,000.00
		Class B Shares (12/6/94):  (	1,090.60	)	^
	0.64		-	1 	= 5.69%
				1,000.00

	Tax-Free Intermediate Bond Fund
		Class A Shares (11/30/92):  ( 	1,119.49	)
	^	0.28		-	1	= 3.20%
				1,000.00
		Class B Shares (5/16/96):  (	   994.21	)	^
	8.11		-	1	= (4.60)%*
				1,000.00


12.	Average Annual Total Return for the five-years ended June
30, 1996 (without sales charge):
		Formula:	((ERV/P)^(1/N)) - 1
N = Number of years and portion of a year.
ERV = Ending redeemable value assuming redemption of the last day of the period.
P = The initial hypothetical investment of $1000

	Tax-Free Intermediate Bond Fund
		Class K Shares:	(	1,312.54	)	^	0.20
	-	1	= 5.59%
					1,000.00










_______________________________
*Aggregate Total Return

g:\shared\bankgrp\munder\ex16.doc